                                                                    EXHIBIT 99.4



                          CMC SECURITIES CORPORATION II
                                   LISTING OF
                         INDEPENDENT ACCOUNTANTS REPORTS
                       ON SERVICER'S SERVICING ACTIVITIES



                                                                                                        DATE OF
                     SERVICER                                                                         CERTIFICATE
----------------------------------------------------------------------                             -----------------
ABN AMRO Mortgage Group, Inc.                                                                       January 24, 2000
Atlantic Mortgage and Investment Corporation                                                        January 22, 2001
Bank of America Mortgage, LLC                                                                       January 25, 2001
BB&T Financial Corporation (BB&T Mortgage)                                                          January 26, 2001
Chase Manhattan Mortgage Corporation                                                                   March 2, 2001
Colonial Savings, F.A.                                                                              December 4, 2001
CUNA Mutual Mortgage Corporation                                                                   February 28, 2001
Fifth Third Mortgage Co.                                                                                May 22, 1998
First Federal Savings Bank of America                                                                            N/A
First Nationwide Mortgage Corporation                                                               January 16, 2001
Firstar Bank, N.A.                                                                                    March 12, 2001
GE Capital Mortgage Services, Inc.                                                                  January 22, 2001
GMAC Mortgage Corporation                                                                             March 26, 2001
M&T Mortgage Corporation                                                                              March 14, 2001
Matrix Financial Services Corporation                                                              February 23, 2001
Mitchell Mortgage Corporation                                                                      February 23, 2001
Navy Federal Credit Union                                                                             March 20, 2001
Old Kent Mortgage Services, Inc.                                                                    January 17, 2001
Regions Mortgage                                                                                    January 17, 1997
Southwest Bancorp, Inc. (Stillwater National Bank & Trust)                                            March 22, 2001
Standard Mortgage Corporation                                                                            May 8, 1998
Suntrust Mortgage, Inc.                                                                             February 2, 2001
Universal American Mortgage Company                                                                 November 2, 2001
Waypoint Bank                                                                                          July 19, 2000